Swap Transaction


Date:    28 September 1998


The purpose of this agreement is to confirm the terms and conditions of the Swap Transaction entered into between:

                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                                       and

                        GABLES REALTY LIMITED PARTNERSHIP


on the Trade Date and identified by the Morgan Deal Number specified below (the 'Swap Transaction'). This letter agreement constitutes a 'Confirmation' as referred to in the agreement specified below.

The definitions and provisions contained in the 1991 ISDA Definitions subject to the 1998 ISDA Supplement (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

Morgan Guaranty Trust Company of New York is, together with other United Kingdom listed institutions, subject to the Bank of England's Code of Conduct. In connection therewith, this and certain future wholesale money market transactions will be outside the Financial Services Act, but you will have the benefit of the Code of Conduct.

1. If MORGAN GUARANTY TRUST COMPANY OF NEW YORK ('Morgan') and GABLES REALTY LIMITED PARTNERSHIP (the 'Counterparty') are parties to a Master Agreement, Interest Rate and Currency Exchange Agreement or other similar Agreement (a 'Swap Agreement'), this Confirmation supplements, forms a part of, and is subject to such Swap Agreement. In the event that Morgan and the Counterparty are parties to more than one Swap Agreement, this Confirmation supplements, forms a part of, and is subject to the Swap Agreement most recently executed between the parties.

If Morgan and the Counterparty are not yet parties to a Swap Agreement, the parties agree that this Transaction will be documented under a master agreement to be entered into on the basis of the printed form of Master Agreement (Multicurrency-Cross Border) published by the International Swaps and Derivatives Association, Inc., together with such changes as shall be agreed between the parties (the 'Master Agreement'). Upon execution and delivery by the parties of the Master Agreement, this Confirmation shall supplement, form a part of, and be subject to such Master Agreement. Until the parties execute and deliver the Master Agreement, this Confirmation shall supplement, form a part of, and be subject to the printed form of Master Agreement published by ISDA, as if the parties had executed that agreement (but without any Schedule thereto) on the Trade Date of this Transaction.

2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Morgan Deal Number:                252704

Trade Date:                        25 September 1998

Effective Date:                    30 November 1998

Termination Date:                  29 September 2000, subject to adjustments
                                   in accordance with the Modified Following
                                   Business Day Convention

Fixed Amounts:

Fixed Rate Payer:                  Counterparty

Notional Amount:                   40,000,000.00 USD

Fixed Rate Payer Payment Dates:    Monthly on day 30 starting with 30
                                   December 1998 up to, and including
                                   30 August 2000, subject to adjustment
                                   in accordance with the Modified Following
                                   Business Day Convention and there will be an adjustment to the Calculation Period.

Fixed Rate:                        4.785000 percent

Fixed Rate Day Count Fraction:     Actual/360

Final Calculation Period:          From 30 August 2000 to 29 September
                                   2000, subject to adjustments in accordance with the Modified Following Business Day
                                   Convention.

Fixed Rate:                        4.785000 percent


Floating Amounts:

Floating Rate Payer:               Morgan

Notional Amount:                   40,000,000.00 USD

Floating Rate Payer Payment Dates: Monthly on day 30 starting with 30
                                   December 1998 up to, and including,
                                   30 August 2000, subject to adjustment
                                   in accordance with the Modified Following
                                   Business Day Convention and there will be and adjustment to the Calculation Period.

Floating Rate Option:              USD - LIBOR - BBA

Designated Maturity:               1 Month

Spread:                            None

Floating Rate Day Count Fraction:  Actual/360

Reset Dates:                       The first day of each Calculation Period.

Compounding:                       Inapplicable


Final Calculation Period:          From 30 August 2000 to 29 September
                                   2000, subject to adjustment in accordance with the Modified Following Business Day
                                   Convention.

Designated Maturity:               1 Month

Floating Rate Option:              USD - LIBOR - BBA

Spread:                            None

Payment Business Day Locations for
     Counterparty:                 London,  New York

Payment Business Day Locations for
     Morgan:                       London,  New York

Payments will be:                  Net

i. The cross default provision of section 5 (a)(vi) of the Agreement shall apply to both parties with regard to any obligation in respect of borrowed money and commitments to lend in an aggregate amount of not less than the threshold amount which for Morgan shall be 3 percent of the total stockholders equity of Morgan and which for the counterparty shall be an amount reflective of its credit as agreed to by the parties.

ii. The credit event upon merger provisions of section 5 (b)(iv) of the Agreement shall not apply to Morgan.

3.  Account Details

Payment to Morgan:

Account for payments in USD:       Morgan Guaranty Trust Co. of New York
                                   23 Wall Street
                                   New York
Favour:                            Morgan Guaranty Trust Co. of New York-
                                   London Office

ABA/Bank No.:
Account No.:                       670 07 054
Reference:                         Further Credit to Swaps Group Account:
                                   10005035
                                   Please send MT 100 cover cable to MGT
                                   London

Payments to Counterparty:

Accounts for payments in USD:

Favour:                            GABLES REALTY LIMITED PARTNERSHIP
ABA/Bank No.:                      061000010
Account No.:                       12-653-546
Reference:


4.  Offices:

(a)      The Office of Morgan for the Swap Transaction is LONDON; and
(b)      The Office of the Counterparty for the Swap Transaction is ATLANTA.

All inquiries regarding payments and/or rate resettings only should be sent to:

Morgan Guaranty Trust Company of New York
60 Victoria Embankment
London, EC4Y 0JP

Attention:                 Derivatives Processing Center
Telephone:                 011 44 171 325 3783
Facsimile:                 011 44 171 325 7400
Telex:                     896631 MGT G
Cable:                     Morganbank

Please quote the Morgan Deal Number indicated above.

All inquiries regarding confirmations should be sent to:

Morgan Guaranty Trust Company of New York
60 Wall Street
New York,  New York  10260

Attention:                 Amy Harris

Telephone:                 1-212-648-8882
Facsimile:                 1-212-648-5117

Please quote the Morgan Deal Number indicated above.

JP MORGAN SECURITIES INCORPORATED is acting solely as agent for Morgan and will have no obligations under this Swap Transaction.

Each party represents that (i) it is entering into the transaction evidenced hereby as principal (and not as agent or in any other capacity); (ii) the other party is not acting as a fiduciary for it; (iii) it is not relying upon any representations except those expressly set forth in the Agreement or this Confirmation; (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party; and
(v) it is entering into this transaction with a full understanding of the terms, conditions and risks thereof and it is capable of and willing to assume those risks.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter, telex or facsimile substantially similar to this letter, which letter, telex or facsimile sets forth the material terms of the Swap Transaction to which this Confirmation relates and indicates agreement to those terms. When referring to this Confirmation, please indicate: Morgan Deal Number:
252704.



Your sincerely,


JP MORGAN SECURITIES INCORPORATED,
as Agent for and signing on behalf of:

MORGAN GUARANTY TRUST COMPANY
OF NEW YORK

By:      /s/ Jason P. Manske
         ----------------------------
Name:    Jason P. Manske
Title:   Vice President



Confirmed as of the date first above written:

GABLES REALTY LIMITED PARTNERSHIP


By:      /s/ Marvin R. Banks, Jr.
         -----------------------------
Name:    Marvin R. Banks, Jr.
Title:   Senior Vice President